[Graphic Omitted]

Stein Roe Advisor

Young Investor(SM) Fund

Annual Report -- September 30, 1999


The investment that's also an education

                                  Fund Highlights

                                  Stein Roe Advisor Young Investor Fund Class A shares returned 21.17% with a sales charge for the 12-month period ended 9/30/99. The Fund benefited from investments in technology and telecommunications stocks.



Table of contents

          To Our Shareholders ................        1

          Portfolio Managers' Commentary .....      2-5

          Portfolio of Investments ...........      6-9

          Financial Statements ...............     9-12

          Notes to Financial Statements ......    12-14

          Financial Highlights ...............    14-15

          Activity Pages

             Ages three to five ..............       16

             Ages six to eight ...............    17-18

             Ages nine to 12 .................    19-20


                                       All information is for Class A shares
                                       unless otherwise noted. Performance,
                                       including sales charge, reflects the 2%
-------------------------------        contingent deferred sales charge (CDSC)
 Not FDIC    May Lose Value            which would be applied if shares are
 Insured     No Bank Guarantee         redeemed within three years. Stein Roe
-------------------------------        Advisor Young Investor Fund invests all
                                       investable assets in SR&F Growth Investor
                                       Portfolio, which has the same investment objective and substantially the same investment policies as the Fund.
                                       Past performance is not a guarantee of
                                       future results. Share price and
                                       investment returns will vary, resulting
                                       in a gain or loss when you sell shares.

To Our Shareholders

Dear Investor,

                                                    [Photo of Stephen E. Gibson]

      On November 1, 1999, Tom Butch resigned as president of Stein Roe Mutual Funds. I would like to take this opportunity to wish him well. As the new president, I am pleased to present the annual report for Stein Roe Advisor Young Investor Fund for the 12 months ended September 30, 1999.

      Five years ago when the Fund was incepted, fear of higher inflation and rising interest rates dominated the news. Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks during the period were modest. Stocks of mid-size and smaller companies generally lagged.

      Still, by investing in companies of all sizes, Stein Roe Advisor Young Investor Fund's Class A shares provided an attractive total return of 23.17%, without a sales charge, for the 12 months ended September 30, 1999.

      Technology and Telecommunications
      Helped Results

      The Fund benefited early on from a strong positioning in technology and telecommunication stocks that performed well. From the Fund's inception, its investment portfolio has reflected a consistent belief in the power of technology. For example, Microsoft and MCI WorldCom (then MCI Communications) were top 10 holdings five years ago and still remain among the top 10 as of September 30, 1999 (2.8% and 2.7% of Portfolio net assets, respectively).

      Intelligent Investing In Growth Stocks

      Stein Roe Advisor Young Investor Fund's management has a commitment to a disciplined, research intensive approach to stock selection that has the potential to help you meet your long-term investment goals. On the pages that follow, your Fund's managers detail the strategy that has generated the Fund's returns. As always, we thank you for choosing Stein Roe Advisor Young Investor Fund and for giving us the opportunity to serve your investment needs.

      Sincerely,

  /s/ Stephen E. Gibson
      Stephen E. Gibson
      President
      November 15, 1999

      Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Portfolio Managers'
commentary

-------------------------      ----------------------
[Photo of Eric Gustafson]      [Photo of David Brady]
-------------------------      ----------------------
Eric Gustafson and David Brady (right) are senior vice presidents of Stein Roe & Farnham Incorporated and are co-portfolio managers of Stein Roe Advisor Young
Investor Fund.

      Q: How did the Fund perform during the period?

      A: A positive market environment helped lift the Fund's returns during the first half of the period, while concern about possible higher inflation depressed the Fund's results between April and September. The Fund fully participated in the stock market's recovery last fall and winter, but underperformed the unmanaged S&P 500 Index this past spring and summer as interest rates rose.

      Q: What contributed to the Fund's performance?

      A: We held an above-average weighting in technology and telecommunications stocks to participate in the growth potential of the Internet. While these sectors provided strong double-digit returns between October 1998 and March 1999, this positioning hurt the Fund's performance this past summer. Prices of some of our holdings in these two sectors dropped sharply.

         Some of the Portfolio's holdings in small- and mid-cap stocks also hindered the Fund's results during the period. Both the unmanaged S&P MidCap 400 Index and S&P 600 Index rose less than the S&P 500 for the 12 months ended September 30, 1999.

         We believe that technology and telecommunications represent the fastest growing sectors of the U.S. economy, and have weighted the portfolio to try to benefit from long-term growth and deregulation trends in these areas. We feel our positioning provides the opportunity for investors to benefit from the growth potential of all segments of the market.

Average Annual Total Returns (As of 9/30/99)
                                                    Class A              Class K
                                             without         with        without
                                              sales         sales         sales
                                              charge        charge        charge
--------------------------------------------------------------------------------
One year                                      23.17%        21.17%        23.40%
--------------------------------------------------------------------------------
Five years                                    23.86         23.86         24.05
--------------------------------------------------------------------------------
Since inception (4/29/94)                     22.33         22.33         22.47
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate, resulting in a gain or loss on sale. Stein Roe Advisor Young Investor Fund invests all of its investable assets in SR&F Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 1/26/98, only offered the shares that are now designated as Class K shares. The historical performance of both share classes, prior to inception, is based on the performance of SR&F Growth Investor Portfolio, restated to reflect sales charges, 12b-1 fees and other expenses applicable to that class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of the Fund's future performance.

      Q: How did the Fund's technology holdings perform?

      A: During the period, the Portfolio held many large company stocks such as America Online and MCI WorldCom (2.1% and 2.7% of net assets, respectively) that were among the top performing stocks in the S&P 500 Index for the first half of the year. However, during the second half, some of these stocks' prices weakened amid concerns about product pricing.

         Certain Internet-related technology and telecommunications stocks provided strong positive returns throughout the period. Cisco Systems, EMC Corp. and Hispanic Broadcasting were among the Fund's top performers (4.4%, 2.2% and 2.5% of net assets, respectively) this past summer.

Sector Breakdown as of 9/30/99

Basic Materials/Energy              1%
Technology                         35%
Consumer Cyclical                  21%
Consumer Non-cyclical              15%
Financial                          12%
Utilities                           9%
Industrial                          7%

Sector breakdowns are calculated as a precentage of the total holdings in SR&F Growth Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain this breakdown or these holdings.

         One technology stock we've held for more than five years is Microsoft (2.7% of net assets). Its performance was strong for most of the year and has had a consistent record of strong earnings growth. We're excited about sales prospects for Microsoft's planned Windows 2000 operating system upgrade in the coming months.

      Q: What caused the stock market to be so volatile in the past year?

      A: After one of the strongest surges, from October 1998 to April 1999, the U.S. stock market treaded water. In particular, the third calendar quarter of 1999 was a period of weakness for growth stocks, with some companies' shares dropping as much as 30% after reporting earnings disappointments.

         Last fall, investors became much more confident in corporate earnings prospects after the Federal Reserve Board (Fed) reduced short-term interest rates. Consumer prices remained low and international financial markets began to stabilize. U.S. economic growth was better than expected. However, investor perceptions began to change dramatically beginning in the late spring. Oil prices rose to $25 a barrel, GDP (gross domestic product, or the amount of goods and services made each year in the United States) accelerated and the Fed raised short-term interest rates, all of which hurt stock prices.

      Q: Were there any disappointments during the period?

      A: Stocks of toy makers generally did not do well. During the period we owned Hasbro and Mattel (1.5% and 1.9% of net assets, respectively) because both companies had outstanding fundamentals. We retained our positions because we thought each company's brands were well established. While each has the potential to overcome the industry's current challenges, Mattel's acquisitions have disappointed investors and led to lower company profits.

         This past spring we purchased Excite@Home on the belief that it had strong potential as an Internet service provider. As larger companies such as Microsoft announced plans to move aggressively in this area, the company's earnings prospects began to look less attractive, so we sold the Portfolio's position. We also sold Kellogg Corp. and Quaker Oats as increased competition in the breakfast foods section of supermarkets appeared to have limited both companies' growth prospects.

         Health care stocks generally did not fare well amid concerns about government plans to fund prescription drugs under the Medicare program for retirees. We sold Eli Lilly, but retained our position in Johnson & Johnson (1.9% of net assets), a stock that held up well during this past summer's market volatility.

Top Ten Holdings*

(as a percentage of net assets)

    -------------------------------------
 1. CISCO SYSTEMS                   4.4%
    -------------------------------------
 2. MICROSOFT                       2.8%
    -------------------------------------
 3. MCI WORLDCOM                    2.7%
    -------------------------------------
 4. GENERAL ELECTRIC                2.6%
    -------------------------------------
 5. TYCO INTERNATIONAL              2.6%
    -------------------------------------
 6. HISPANIC BROADCASTING           2.5%
    -------------------------------------
 7. INTERPUBLIC GROUP               2.5%
    -------------------------------------
 8. CLEAR CHANNEL COMM.             2.4%
    -------------------------------------
 9. AES                             2.4%
    -------------------------------------
10. LUCENT TECHNOLOGIES             2.4%
    -------------------------------------

   *Holdings are calculated as a percentage of the total holdings in SR&F Growth
    Investor Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain these holdings.

Growth of $10,000 Since Inception on 4/29/94


[Plot Points to Come]


Illustration is based on a hypothetical $10,000 investment in the Fund. A $10,000 investment in Class K shares made on 4/29/94 (inception), without sales charge, would have grown to $30,028 on 9/30/99. All results shown assume reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, resulting in a gain or loss on sale. The S&P 500 Index is an unmanaged index of 500 U.S. stocks. It is not possible to invest directly in an index. Performance for different share classes will vary with fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

      Q: In addition to technology and telecommunications, what other sectors appear to be attractive?

      A: We have been exploring opportunities in the financial services sector, which has had a difficult time over the past year as interest rates have risen. We believe certain companies offer good growth prospects and that interest rates are unlikely to move much higher from current levels.

         Recent government economic data has confirmed a healthy U.S. economy. Retail sales and personal income are rising. Consumer confidence is high and consumer credit trends remain positive, in our view. Looking ahead, we believe the investment environment we anticipate will unfold over the next several months -- continued favorable inflation and moderate growth -- will lead to a more stable interest rate environment, and this should benefit financial stocks such as Citigroup (2.3% of net assets).

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of distributions. Portfolio holdings are as of 9/30/99 and are subject to change. Investments in mid-cap and smaller companies may experience greater volatility.

The Companies We Invest In

         Did you know it took 13 years from the time that Thomas Edison invented the light bulb in 1879 to form the company we know today as General Electric Co. (GE)?

         Edison sued to protect his light bulb patent. His company went through several mergers. The business branched out into new directions such as electric locomotives, transformers and turbines. Industrial technology was changing rapidly, offering enormous growth potential.

         Today, the Internet and telecommunications are America's leading growth engines. Companies are trying to capitalize on bright ideas to sell products and services through electronic commerce.

         In selecting stocks for Stein Roe Advisor Young Investor Fund's portfolio, the managers look for businesses in sectors that they think are likely to stand the test of time. They carefully analyze the risks of investing in rapidly growing companies and learn as much as they can about how companies are managed.

         As of September 30, 1999, four of the Portfolio's top 10 holdings were technology and telecommunications companies. The Portfolio's largest holding was Cisco Systems (4.4% of net assets), a company that helps link computer networks to the Internet.

         The Portfolio also holds shares of GE (2.6% of net assets). GE still makes light bulbs and locomotives, and today also makes medical devices and airplane engines, provides financial services and operates the NBC television network.

SR&F Growth Investor Portfolio

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(All amounts in thousands)
                                                       Number           Market
COMMON STOCKS (96.5%)                                 of Shares         Value
-------------------------------------------------------------------------------
Advertising (2.5%)

Interpublic Group Cos., Inc.
   (Owns and operates
   advertising agencies)                                  600          $ 24,675
                                                                       --------

Banks (0.9%)

Texas Regional Bancshares, Class A
   (Commercial bank operating in
   the Rio Grande Valley of Texas)                        375             9,281
                                                                       --------

Commercial Services (1.6%)

Paychex, Inc.
   (Provides computerized payroll
   accounting services to businesses)                     450            15,356
                                                                       --------

Computer Software and Services (17.3%)

America Online, Inc. (a)
   (Internet service provider)                            200            20,800

Cisco Systems, Inc. (a)
   (Produces, markets and
   supports multiprotocol
   internetworking systems)                               633            43,400

EMC Corp. (a)
   (Provides enterprise storage
   systems, software, networks,
   and services)                                          300            21,431

Equant NV-NY Registered Shares (a)
   (Operates data network systems
   to multinational businesses)                           200            16,275

Inktomi Corp. (a)
   (Develops and markets scalable
   software applications)                                 100            12,003

Intuit, Inc.
   (Develops and markets software
   products and related services)                         175            15,340

Microsoft Corp. (a)
   (Manufactures computer and software
   products and operating systems)                        300            27,169

Sun Microsystems, Inc. (a)
   (Supplies network
   computing products)                                    150            13,950
                                                                       --------
                                                                        170,368
                                                                       --------

Consumer Products (1.7%)

Procter & Gamble Co.
   (Produces personal-care
   products, pharmaceuticals,
   food and beverages)                                    175            16,406
                                                                       --------

Distribution - Retail (5.5%)

Hasbro, Inc.
   (Manufactures and sells
   children's toys)                                       700            15,006

Mattel, Inc.
   (Designs, manufactures and
   markets children's toys)                             1,000            19,000

Walgreen Co.
   (Large retail drugstore chain)                         800            20,300
                                                                       --------
                                                                         54,306
                                                                       --------

Electrical Equipment (2.6%)

General Electric Co.
   (Appliances, broadcasting,
   communications and transportation)                     220            26,084
                                                                       --------

Electrical Generation (3.3%)

AES Corp. (a)
   (Provider of electricity to
   U.S. and international customers)                      400            23,600

Calpine Corp. (a)
   (Provider and seller of electricity
   and thermal energy in the U.S.)                        100             8,506
                                                                       --------
                                                                         32,106
                                                                       --------

Entertainment (3.2%)

Cedar Fair L.P.
   (Owns and operates
   amusement theme parks)                                 315             6,536

Time Warner, Inc.
   (Media and entertainment company)                      200            12,150

Walt Disney
   (Operates theme parks and resorts,
   and produces motion pictures)                          500            12,938
                                                                       --------
                                                                         31,624
                                                                       --------

Financial Services (11.5%)

Alliance Capital Management L.P.
   (Provides investment services
   to pension funds, endowments,
   insurance companies, banks
   and individual investors)                              350             9,603

American International Group, Inc.
   (Provides financial services and
   insurance to U.S. and
   international companies)                               188            16,301

Citigroup, Inc.
   (Provider of financial services to
   consumers and corporations)                            525            23,100

Fannie Mae
   (Buys and hold mortgages,
   and issues and sells mortgage
   backed securities)                                     275            17,239

Freddie Mac
   (Purchases mortgages
   from lenders and resells
   in pools or packages)                                  325            16,900

The Goldman Sachs Group, Inc.
   (Provides global investment
   banking, trading and asset
   management services)                                   165            10,034

Household International, Inc.
   (Provides financial and
   banking services)                                      500            20,063
                                                                       --------
                                                                        113,240
                                                                       --------

Food and Beverage (2.9%)

Coca-Cola Co.
   (Producer and distributor
   of soft drink products)                                350            16,822

Wm. Wrigley Jr. Co.
   (Manufactures chewing gum)                             175            12,042
                                                                       --------
                                                                         28,864
                                                                       --------

Health Care (4.7%)

American Home Products Corp.
   (Discovers, develops, manufactures,
   distributes and sells health
   care products)                                         270            11,205

IMS Health, Inc.
   (Provides information system
   solutions to pharmaceutical
   and healthcare industries)                             500            11,406

Johnson & Johnson
   (Manufactures and markets a broad
   range of health care and other products)               200            18,375

Orthodontic Centers of America (a)
   (Provides management and consulting
   services to orthodontic practices)                     325             5,687
                                                                       --------
                                                                         46,673
                                                                       --------

Machinery (0.1%)

McDermott International
   (Manufacturer of steam generating
   and environmental machinery)                            19               385
                                                                       --------

Medical - Instruments (1.4%)

Medtronic
   (Manufactures various cardiovascular
   medical instruments)                                   400            14,200
                                                                       --------

Medical - Pharmaceutical (3.7%)

Pfizer, Inc.
   (Researches and provides global
   health care products)                                  600            21,563

Watson Pharmaceuticals (a)
   (Develops, produces, markets and
   distributes pharmaceutical products)                   500            15,281
                                                                       --------
                                                                         36,844
                                                                       --------

Publishing, Broadcasting and Media (6.8%)

AT&T Liberty Media A
   (Holds interests in globally
   branded entertainment networks)                        500            18,563

Clear Channel Communications (a)
   (Owns, operates and manages
   radio and television stations)                         300            23,962

Hispanic Broadcasting, Class A (a)
   (Spanish language radio
   broadcasting company)                                  325            24,741
                                                                       --------
                                                                         67,266
                                                                       --------

Restaurant (2.3%)

McDonald's Corp.
   (Develops, licenses, leases and
   services a worldwide system
   of restaurants)                                        525            22,575
                                                                       --------

Security Systems (2.6%)

Tyco International Ltd.
   (Develops and manufactures
   various security systems and products)                 250          25,813
                                                                       --------

Semiconductors (3.9%)

Atmel Corp. (a)
   (Produces and sells non-volatile
   memory and logic integrated
   circuits and related products)                         300            10,144

Maxim Integrated Products (a)
   (Develops, manufactures and
   markets integrated circuits)                           300            18,928

KLA-Tencor Corp. (a)
   (Manufactures monitoring systems
   for semiconductor industry)                            150             9,750
                                                                       --------
                                                                         38,822
                                                                       --------

Specialty Chemicals (1.5%)
Minerals Technologies, Inc.
   (Develops, produces and markets
   specialty minerals, mineral-based
   and synthetic mineral products)                        300            14,569
                                                                       --------

Telecommunications (7.8%)

American Tower, Class A (a)
   (Operator of wireless
   telecommunication towers)                              500             9,781

Global Telesystems, Inc. (a)
   (Provider of broadband, internet,
   international and domestic
   long distance services)                                590            11,634

Level 3 Communications, Inc. (a)
   (Provider of local and long
   distance information and
   data transmission services)                            220            11,488

MCI WorldCom, Inc. (a)
   (Provides facilities-based and fully
   integrated local, long distance,
   international and Internet services)                   375            26,953

Qwest Communications International (a)
   (Provides communication
   services to interexchange carriers,
   businesses and consumers)                              583            17,236
                                                                       --------
                                                                         77,092
                                                                       --------

Telecommunications Equipment (6.0%)

Foundry Networks, Inc. (a)
   (Manufactures networking
   products for enterprises and
   Internet service providers)                             40             5,040

Loral Space & Communications (a)
   (High-technology company
   concentrated on satellite
   manufacturing and satellite-based
   communication services)                                600            10,313

Lucent Technologies, Inc.
   (Produces public and private
   networks, communication
   systems and software)                                  360            23,355

Tellabs, Inc. (a)
   (Designs, assembles, markets
   and services voice and data
   networking products)                                   350            19,928
                                                                       --------
                                                                         58,636
                                                                       --------

Travel Services (2.7%)

Sabre Group Holdings Corp. (a)
   (Provider of a travel
   reservation system)                                    250            10,750

Royal Caribbean Cruises Ltd.
   (Operator and owner of a
   fleet of global cruise vessels)                        360            16,200
                                                                       --------
                                                                         26,950
                                                                       --------
Total Common Stocks
   (Cost $710,083)                                                      952,135
                                                                       --------

                                                     Principal          Market
Short-Term Obligations (0.1%)                          Amount           Value
--------------------------------------------------------------------------------

Commercial Paper (0.1%)

Associates Corp. of
   North America 5.600% 10/01/99                       $1,010          $  1,010
                                                                       --------
Total Short-Term Obligations
   (Cost $1,010)                                                          1,010
                                                                       --------

Total Investments (96.6%)

(Cost $711,093) (b)                                                     953,145
                                                                       --------
Other Assets, Less Liabilities (3.4%)                                    33,695
                                                                       --------
Net Assets (100.0%)                                                    $986,840
                                                                       ========

Notes to Portfolio of Investments

(a) Non-income producing security.

(b) At September 30, 1999, the cost of investments for federal income tax purposes was $711,829. Net unrealized appreciation was $241,316, consisting of gross unrealized appreciation of $282,757 and gross unrealized depreciation of $41,441.

See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

(All amounts in thousands)

Assets
Investments, at market value (cost $711,093)                          $  953,145
Receivable for investments sold                                           71,707
Dividends receivable                                                         431
Cash                                                                           2
                                                                      ----------
   Total Assets                                                        1,025,285

Liabilities
Payable for investments purchased                                         37,927
Payable to Advisor                                                           492
Other liabilities                                                             26
                                                                      ----------
   Total Liabilities                                                      38,445
Net Assets applicable to
investors' beneficial interest                                        $  986,840
                                                                      ==========

See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 1999

(All amounts in thousands) Investment Income

Investment Income
Dividends                                                               $  5,808
Interest                                                                   1,827
                                                                        --------
   Total investment income                                                 7,635

Expenses
Management fees                                                            5,416
Accounting fees                                                               47
Custodian fees                                                                26
Other fees                                                                    18
Transfer Agent fees                                                            6
                                                                        --------
   Total expenses                                                          5,513
                                                                        --------
   Net investment income                                                   2,122
                                                                        --------

Realized and Unrealized Gain on Investments
Net realized gain on investments                                             944
Net change in unrealized appreciation
 or depreciation on investments                                          169,408
                                                                        --------
   Net gain on investments                                               170,352
   Net increase in net assets
      resulting from operations                                         $172,474
                                                                        ========

See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)
                                                       Years Ended September 30,
                                                          1999           1998
                                                        ---------     ---------
Operations
Net investment income                                   $   2,122     $   2,659
Net realized gain on investments                              944        12,629
Net change in unrealized appreciation or depreciation
 on investments                                           169,408       (30,644)
                                                        ---------     ---------
Net increase (decrease) in net assets resulting
 from operations                                          172,474       (15,356)
                                                        ---------     ---------
Transactions in Investors' Beneficial Interest
Contributions                                             274,918       389,527
Withdrawals                                              (183,222)     (127,041)
                                                        ---------     ---------
Net increase from transactions
 in investors' beneficial interest                         91,696       262,486
                                                        ---------     ---------
Net increase in net assets                                264,170       247,130
Net Assets Beginning of year                              722,670       475,540
                                                        ---------     ---------
End of year                                             $ 986,840     $ 722,670
                                                        =========     =========

See notes to financial statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

(All amounts in thousands, except per-share data)

Assets
Investment in SR&F Growth
   Investor Portfolio, at value                                        $ 93,463
Receivable for fund shares sold                                           4,233
Receivable for expense reimbursement due from Advisor                        45
Cash                                                                          5
                                                                       --------
   Total Assets                                                          97,746
                                                                       --------

Liabilities
Payable for fund shares redeemed                                             49
Payable due to Transfer agent                                                15
Other liabilities                                                            39
                                                                       --------
   Total Liabilities                                                        103
                                                                       --------
   Net Assets                                                          $ 97,643
                                                                       ========

Analysis of Net Assets
Paid-in capital                                                        $ 93,988
Accumulated net realized loss on investments                             (7,528)
Net unrealized appreciation on investments                               11,183
                                                                       --------
   Net Assets                                                          $ 97,643
                                                                       ========

Class A
Net asset value per share
(based on net assets of $97,233
and 6,955 shares issued and outstanding)                               $  13.98
                                                                       ========

Class K
Net asset value per share
(based on net assets of $410 and 29 shares
issued and outstanding)                                                $  14.08
                                                                       ========

See notes to financial statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 1999

(All amounts in thousands)

Investment Income Dividend income allocated from
   SR&F Growth Investor Portfolio                                      $    430
Interest income allocated from SR&F Growth Investor Portfolio               135
                                                                       --------
   Total interest income                                                    565
                                                                       --------

Expenses
Expenses allocated from SR&F Growth Investor Portfolio                      413
Service fees-- Class A                                                      176
Distribution fees-- Class A                                                  70
Distribution fees-- Class K                                                   1
Transfer agent fees                                                         188
Administrative fees                                                         142
Accounting fees                                                              26
Legal and audit fees                                                         12
SEC and state registration fees                                              38
Printing and postage                                                          1
Trustees' fees                                                                9
Other                                                                        82
                                                                       --------
                                                                          1,158
Reimbursement of expenses by Advisor                                        (70)
Fees waived by Distributor-- Class A                                        (35)
                                                                       --------
   Net expenses                                                           1,053
                                                                       --------
   Net investment loss                                                     (488)
                                                                       --------

Realized and Unrealized Gain (Loss) on Investments
   Allocated from SR&F Growth Investor Portfolio
Net realized loss on investments                                         (2,036)
Net change in unrealized appreciation or depreciation on
  investments                                                            10,756
                                                                       --------
   Net gain on investments                                                8,720
                                                                       --------
   Net increase in net assets resulting from operations                $  8,232
                                                                       ========

See notes to financial statements.

STEIN ROE ADVISOR YOUNG INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

                                                       Years ended September 30,
                                                         1999            1998
                                                       ---------      ---------
Operations
Net investment loss                                    $    (488)     $     (69)
Net realized loss on investments                          (2,036)        (5,529)
Net change in unrealized appreciation or
  depreciation on investments                             10,756            403
                                                       ---------      ---------
   Net increase (decrease) in net assets
        resulting from operations                          8,232         (5,195)
                                                       ---------      ---------

Share Transactions
Subscriptions to fund shares - Class A                   100,236         44,021
Redemptions of fund shares - Class A                     (47,993)        (2,011)
                                                       ---------      ---------
                                                          52,243         42,010
                                                       ---------      ---------
Subscriptions to fund shares - Class K                       100            291
Redemptions of fund shares - Class K                        (106)           (48)
                                                       ---------      ---------
                                                              (6)           243
   Net increase from share transactions                   52,237         42,253
                                                       ---------      ---------
   Net increase in net assets                             60,469         37,058

Net Assets
Beginning of year                                         37,174            116
                                                       ---------      ---------
End of year                                            $  97,643      $  37,174
                                                       =========      =========

Accumulated Net Investment Income                      $    --        $    --
                                                       ---------      ---------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(All amounts, except per-share amounts, in thousands)

Note 1. Organization

Stein Roe Advisor Young Investor Fund (the "Fund") is a multi-class series of Liberty-Stein Roe Advisor Trust (the "Trust"), formerly Stein Roe Advisor Trust, an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund currently offers two classes of shares at net asset value: Class A and Class K. Class A shares are subject to a maximum contingent deferred sales charge of 2.00% on redemptions made within three years of purchase. The Fund commenced offering Class A shares on January 26, 1998.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. On February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Stein Roe Advisor Young Investor Fund owned 9.5% of the Portfolio.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund and the Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1999, the Fund had capital loss carryforwards of $9, $5,529 and $383, which expire in 2005, 2006 and 2007, respectively.

Distribution to Shareholders

The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Trustees' Fees and Transactions with Affiliates

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and manager.

The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million, 0.15% of the next $500 million, and 0.125% thereafter.

The Advisor also provides fund accounting services. The Advisor has agreed to reimburse the fund to the extent that its annual expenses exceed 1.65% of average daily net assets for Class A shares and 1.50% of average daily net assets for Class K shares through January 31, 2000, subject to earlier termination by the Advisor on 30 days notice.

Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that, as compensation for the personal service and/or maintenance of shareholder accounts, the Distributor receives from the Fund a service fee at an annual rate not to exceed 0.25% of average daily net assets attributed to Class A shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of Fund shares, the Distributor receives a distribution fee at an annual rate not to exceed 0.10% of average daily net assets for Class A shares. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it does not exceed 0.05% annually. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed 0.25% of average daily net assets for Class K shares.

Transfer agent fees are paid to Liberty Funds Services, Inc. ("LFS"), an indirect, wholly-owned subsidiary of Liberty. Transfer agent fees for Class A shares are computed at an annual rate of 0.236% of average daily net assets. Transfer agent fees for Class K shares are computed at an annual rate of 0.30% of average daily net assets.

Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the year ended September 30, 1999.

Note 5. Investment Transactions

The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999, were $548,233 and $422,350, respectively.

Note 6. Capital Share Transactions

The following table summarizes fund share activity during the reporting period:

                                                          Year            Period
                                                         Ended             Ended
                                                  September 30,    September 30,
                                                           1999          1998(a)
--------------------------------------------------------------------------------
Class A shares
Subscriptions to fund shares                              7,022           3,406
Redemptions of fund shares                               (3,312)           (161)
                                                         ------          ------
                                                          3,710           3,245
                                                         ======          ======

Class K Shares
Subscriptions to fund shares                                  8              23
Redemptions of fund shares                                   (8)             (4)
                                                         ------          ------
                                                           --                19
                                                         ======          ======

(a) From commencement of multi-class offering on January 26, 1998.

Note 7. Other Related
Party Transactions

At September 30, 1999, the Fund had one shareholder, Liberty Financial Companies, Inc., which owned 34% of the Fund's shares outstanding.

Change in Independent Accountants

Based on the recommendation of the Audit Committee of the Stein Roe Advisor Young Investor Fund and SR&F Growth Investor Portfolio, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Fund's and the Portfolio's independent accountant and voted to appoint PricewaterhouseCoopers LLP for the year ended September 30, 1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR YOUNG INVESTOR FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                      Year               Period
                                                     Ended                Ended
                                             September 30,        September 30,
Class A                                               1999              1998(a)
                                             -------------        -------------
Net Asset Value,
Beginning of Period                             $    11.35           $    11.67
                                                ----------           ----------
Income From Investment Operations
Net investment loss (b)                              (0.10)(c)            (0.02)
Net realized and unrealized gain (loss)
  on investments                                      2.73                (0.30)
                                                ----------           ----------
      Total from investment operations                2.63                (0.32)
                                                ----------           ----------
Net Asset Value, End of Period $                     13.98           $    11.35
                                                ==========           ==========

Ratio of net expenses to average net assets (d)      1.65%(c)          1.65% (f)
Ratio of net investment loss to average net
  assets (e)                                       (0.69)%(c)        (0.52)% (f)
Total return (e)                                    21.17%           (2.74)% (g)
Net assets, end of year (000's)                 $   97,233           $   36,843

(a) From commencement of multi-class offering on January 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees waived by the Distributor which amounted to $0.007 per share and 0.05%.
(d) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor and/or Distributor, this ratio would have been 1.74% for the year ended September 30, 1999 and 2.02% for the period ended September 30, 1998.
(e) Computed giving effect to the Advisor's and/or Distributor's expense limitation undertaking. (f) Annualized.
(g) Not annualized.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR YOUNG INVESTOR FUND
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data. Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                        Period
                                                                         Ended
                                     Years Ended  September 30,   September 30,
Class K                                     1999           1998         1997(a)
                                     -----------  -------------   -------------
Net Asset Value,
Beginning of Period                      $ 11.41        $ 11.49      $ 10.00

Income From Investment Operations
Net investment loss (b)                    (0.09)       (0.03))        (0.02)
Net realized and unrealized
 gain (loss) on investments                 2.76          (0.04)        1.51
                                         -------        -------      -------
   Total from investment operations         2.67          (0.07)        1.49

Distributions
   Net investment income                    --            (0.01)        --
                                         -------        -------      -------
Net Asset Value
   End of Period                         $ 14.08        $ 11.41      $ 11.49
                                         =======        =======      =======

Ratio of net expenses to
 average net assets (c)                    1.50%          1.50%      1.50%(e)
Ratio of net investment loss
 to average net assets (d)               (0.64)%        (0.48)%    (0.24)%(e)
Total return (d)                          23.40%        (0.62)%     14.90%(f)
Net assets, end of
 period (000's)                          $   410        $   331      $   116

(a) From commencement of operations on February 14, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.70% for the year ended September 30, 1999, 20.42% for the year ended September 30, 1998, and 89.45% for the period ended September 30, 1997.
(d) Computed giving effect to the Advisor's expense limitation undertaking.
(e) Annualized.
(f) Not annualized.

SR&F Growth Investor Portfolio

                                                                          Period
                                                   Years Ended             Ended
                                                   September 30,   September 30,
                                                 1999        1998        1997(a)
                                              -------     -------  -------------
Ratio of net expenses to average net assets     0.59%       0.62%       0.63%(b)
Ratio of net investment income to average
  net assets                                    0.25%       0.42%       0.54%(b)
Portfolio turnover rate                           45%         45%         38%

(a) From commencement of operations on February 3, 1997.
(b) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Liberty-Stein Roe Advisor Trust, Stein Roe Advisor Young Investor Fund, SR&F Base Trust, SR&F Growth Investor Portfolio In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Advisor Young Investor Fund (the "Fund") (a series of Liberty-Stein Roe Advisor Trust, formerly Stein Roe Advisor Trust) and SR&F Growth Investor Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund and the Portfolio for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999 Number Market

Puzzles and games
 (ages 3-5)

Money Game                                   [Graphic Omitted]


A share of Bigtime stock costs $25.75. Do you have enough money to buy one? Circle the bills and coins that add up to exactly $25.75.

Answer: 2 ten dollar bills, 5 one dollar bills, 2 quarters, 2 dimes and 1 nickel.

With a mutual fund, you can own a
part of lots of companies

                                             What is your favorite?

                                             Toy ____________________________
                                             Game ___________________________
[Graphic Omitted]                            Soda ___________________________
                                             Candy __________________________
                                             Comic __________________________

[Graphic Omitted] color me

Money Game
(ages 6-8)

Test your knowledge of which historical figures are on each of the following bills and coins. Some may be found on a bill and a coin.

                               George Washington
Coins                                                            Bills
                                 Abraham Lincoln
1.  Penny                                                        a.  $1
                               Alexander Hamilton
2.  Nickel                                                       b.  $5
                                 Andrew Jackson
3.  Dime                                                         c.  $10
                                Ulysses S. Grant
4.  Quarter                                                      d.  $20
                                Benjamin Franklin
5.  Half-dollar                                                  e.  $50
                                Thomas Jefferson
                                                                 f.  $100
                               Franklin Roosevelt

                                 John F. Kennedy

Answers: 1. Abraham Lincoln; 2. Thomas Jefferson; 3. Franklin Roosevelt;
4. George Washington; 5. John F. Kennedy,
a. George Washington; b. Abraham Lincoln; c. Alexander Hamilton;
d. Andrew Jackson; e. Ulysses S. Grant; f. Benjamin Franklin.

Crossword Puzzle
(ages 6-8)
2.1.5.6.7.3.4.8.9.10.11.

[Graphic of Crossword Puzzle]

Across:
   1.    Plan for saving money
   3.    Slang for dollar bills
   5.    Place where money is made
   8.    _______ not, want not
   9.    Money you owe
  10.    U.S. savings ________
  11.    Money you lend

Down:
   1.    Piggy _______
   2.    $
   4.    Coin used to ride the subway
   6.    Money the government takes on wages
   7.    Automatic teller machine (abbrev.)

ANSWERS: Across: 1. budget, 3. lettuce, 5. mint, 8. waste, 9. debt, 10. bond,
11. loan.
Down: 1. bank, 2. dollar sign, 4. token, 6. income tax, 7. ATM.

Where Did My Money Go?
(ages 9-12)

                               [Graphic Omitted]

Would you like your money to buy something you really want? Maybe it's a laser disc player, a computer or some new clothes? With a little planning, you could save enough to buy that item. All you need is a budget, the determination to save and a way to get money to save.

A budget will show how much money you have from your allowance, baby-sitting or part-time job and how you spend your money. Once you know that, you can figure out how to cut your spending so you'll have extra money to save.

Make a budget worksheet like the one below to get started. (If you have a computer with a spreadsheet program, use that.) Begin by writing down all the money you earn and what you spend for an entire month. Then decide how you can cut back your spending each month (for example, buy one less CD and see one less movie), and start saving this amount. Divide the amount needed to purchase the item you want by the amount that you're saving each month to find how long you must save to reach your goal.

Budget for the month of December

                      Income                        Expenses
--------------------------------------------------------------------
 Date           Item         Amount          Item            Amount
--------------------------------------------------------------------
  10       Baby-sitting       $20
--------------------------------------------------------------------
  17                                      Movies & popcorn     $8
--------------------------------------------------------------------
  21       Lawnmowing         $10             CD               $18
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

   Monthly totals             $30                              $26
   Remainder left for savings (income minus expenses) $4

CROSSWORD PUZZLE...
(ages 9-12)

                         [Graphic of Crossword Puzzle]

Investor crossword

    Across

1.  Describes a fund's investment goals and operating procedures

3.  A debt security
5.  What you get for doing a good job; goes with 12 across

7.  When you put money into a mutual fund, stock or bond

9.  Represents ownership in a company
10. Units of mutual fund ownership

11. Animal used to describe a declining market

12. When investing, the chance that you won't gain, or that you'll lose money

    Down

1.  The people who invest your money in a mutual fund (two words)

2.  A good friend to investors

4. The current price of a share of Stein Roe Advisor Young Investor Fund at any point in time (three words)

6.  To spread your investments around

8.  A measure of mutual fund performance (two words)

11. Animal used to describe a rising market

Answers: Across 1. Prospectus. 3. Bond. 5. Reward. 7. Invest.
9. Stock. 10. Shares. 11. Bear. 12. Risk.

Down 1. Portfolio managers. 2. Time. 4. Net asset value.
6. Diversify. 8. Total return. 11. Bull.

[Graphic Omitted]

                                   Important information
                                   about this report


                                                            The Transfer Agent for Stein Roe Advisor
                                                            Young Investor Fund is:

Trustees                                                    Liberty Funds Services, Inc.
                                                            P.O. Box 1722
    John A. Bacon Jr.                                       Boston, MA 02105-1722
    Private Investor                                        1-800-345-6611

    William W. Boyd                                         The Fund mails one shareholder report to each shareholder address.
    Chairman and Director, Sterling Plumbing                If you would like more than one report, please call 1-800-426-3750
    Group Inc.                                              and additional reports will be sent to you.

    Lindsay Cook                                            This report has been prepared for shareholders of Stein Roe
    Senior Vice President, Liberty Financial                Advisor Young Investor Fund. This report may also be used as sales
    Companies, Inc.                                         literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and
    Douglas A. Hacker                                       operating policies of the Fund and the most recent copy of the
    Senior Vice President and Chief Financial               Liberty Funds Distributor, Inc.
    Officer, United Airlines                                performance update.

    Janet Langford Kelly
    Vice President-Corporate Development,
    Secretary and General Counsel, Kellogg Co.

    Charles R. Nelson
    Van Voorhis Professor of Political Economy,
    University of Washington

    Thomas C. Theobald
    Managing Partner, William Blair Capital Partners

[Graphic Omitted]


Our "family" of mutual funds

          Stein Roe Advisor Young Investor Fund is part of a family of funds distributed by Liberty Funds Distributor, Inc. Liberty offers a wide spectrum of funds, from conservative tax-free bonds to more aggressive international funds. Each fund within the Liberty family follows a consistent investment style and adheres to its stated investment objective. For more information on Liberty-distributed funds, including All-Star, Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds, please consult your financial advisor or call 1-800-426-3750.

--------------------------------------------------------------------------------

Stein Roe Advisor Young Investor(SM) Fund
Annual Report -- September 30, 1999

[Logo] L I B E R T Y                                             ---------------
       ---------------------------                                  BULK RATE
                         F U N D S                                U.S. POSTAGE
                                                                      PAID
ALL-STAR o COLONIAL o CRABBE HUSON o                              HOLLISTON, MA
NEWPORT o STEIN ROE ADVISOR                                       PERMIT NO. 20
                                                                 ---------------
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621,
       1-800-426-3750
       www.libertyfunds.com

                                                 YI-02/964H-1099 (11/99) 99/1409